MUNIYIELD
FLORIDA FUND



FUND LOGO



Semi-Annual Report

April 30, 2000




MuniYield Florida Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield
Florida Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIYIELD FLORIDA FUND



The Benefits and
Risks of
Leveraging

MuniYield Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniYield Florida Fund, April 30, 2000



DEAR SHAREHOLDER

For the six months ended April 30, 2000, the Common Shares of MuniYield Florida Fund earned $0.378 per share income dividends, which included earned and unpaid dividends of $0.064. This represents a net annualized yield of 5.72%, based on a month-end per share net asset value of $13.25. Over the same period, the total investment return on the Fund's Common Shares was +3.19%, based on a change in per share net asset value from $13.27 to $13.25, and assuming reinvestment of $0.379 per share income dividends.

For the six-month period ended April 30, 2000, the Fund's Auction
Market Preferred Shares had an average yield of 3.64% for Series A and 3.71% for Series B.

The Municipal Market Environment
Since October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperfomance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities, and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy
During the six-month period ended
April 30, 2000, we continued our investment strategy of seeking to enhance the level of tax-exempt income and to decrease the price volatility of the Fund. We focused on purchasing premium couponed issues in the 11-year - 20-year maturity range and the sale of long duration bonds. Because of the steepness in the municipal bond market yield curve, these issues represented 90% - 95% of the yield available on the long end of the curve. This maturity sector also provided for greater protection from any volatility the market has experienced recently. We were prevented from fully reducing the Fund's duration because of a scarcity of new issues coming to market that could be defensively structured.

The Fund's cost of borrowing increased somewhat in recent months as short-term tax-exempt interest rates rose along with the adjustment evident in the taxable market. Long-term tax-exempt interest rates have actually declined modestly, causing the municipal yield curve to flatten. While this flattening has reduced the incremental yield enhancement resulting from leveraging the Fund's Common Shares, it is important to note that in contrast to the inverted shape of the US Treasury yield curve, the municipal yield curve remained positively sloped. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we expect to maintain our fully invested position in order to seek to enhance shareholder income. Because tax-exempt bond yields are expected to remain in a narrow range, we do not anticipate making any substantive changes to the Fund, and we expect to continue to maintain our present investment strategy. If either the US economy or equity markets display any major weakness, we may adopt a more positive stance in order to enhance portfolio appreciation.

In Conclusion
We appreciate your ongoing interest in MuniYield Florida Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and
Portfolio Manager



June 5, 2000



MuniYield Florida Fund, April 30, 2000


PROXY RESULTS

During the six-month period ended April 30, 2000, MuniYield Florida Fund's Common Shareholders voted on the following proposals.
Proposals 1 and 2 were approved at a shareholders' meeting on April 27, 2000. Proposal 3 was approved on December 15, 1999. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Trustees:    Terry K. Glenn                          8,638,788                      220,311
                                             James H. Bodurtha                       8,640,346                      218,753
                                             Herbert I. London                       8,637,032                      222,067
                                             Roberta Cooper Ramo                     8,640,226                      218,873
                                             Arthur Zeikel                           8,628,950                      230,149

                                                                                   Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                                 8,696,437        53,204        109,458

3. To approve the Agreement and Plan of Reorganization between
   the Fund and MuniVest Florida Fund.                                               4,519,887       142,641        161,386

During the six-month period ended April 30, 2000, MuniYield Florida Fund's Preferred Shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 27, 2000. Proposal 3 was approved on December 15, 1999. The description of each proposal and number of shares voted are as follows:

                                                                                   Shares Voted                 Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Trustees: Terry K. Glenn,
   James H. Bodurtha, Herbert I. London, Joseph L. May,
   Andre F. Perold, Roberta Cooper Ramo and Arthur Zeikel
   as follows:
                                             Series A                                  1,407                            1
                                             Series B                                  1,183                           25

                                                                                   Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                             Series A                                  1,361             2             45
                                             Series B                                  1,183            25              0

3.To approve the Agreement and Plan of Reorganization between
  the Fund and MuniVest Florida Fund.                                                  2,146            54              0


MuniYield Florida Fund, April 30, 2000

Portfolio
Abbreviations

To simplify the listings of MuniYield Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT             Alternative Minimum Tax
                  (subject to)
COP             Certificates of Participation
DATES           Daily Adjustable Tax-Exempt Securities
GO              General Obligation Bonds
HFA             Housing Finance Agency
IDA             Industrial Development Authority
IDR             Industrial Development Revenue Bonds
PCR             Pollution Control Revenue Bonds
RIB             Residual Interest Bonds
S/F             Single-Family
VRDN            Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                               Value
Florida--98.1%  AAA       Aaa     $ 1,000   Bay Medical Center, Florida, Hospital Revenue Bonds (Bay Medical
                                            Center Project), 5% due 10/01/2027 (a)                              $    862

                AAA       Aaa       7,650   Brevard County, Florida, IDR (NUI Corporation Project), AMT,
                                            6.40% due 10/01/2024 (a)                                               7,881

                AAA       NR*         955   Broward County, Florida, HFA, Revenue Refunding Bonds (Home
                                            Mortgage), AMT, Series A, 7.35% due 3/01/2023 (d)(j)                     977

                A1+       NR*         700   Capital Projects Finance Authority, Florida, Revenue Bonds
                                            (Florida Hospital Association--Capital Projects Loan), VRDN,
                                            Series A, 5.05% due 6/01/2028 (e)(g)                                     700

                                            Citrus County, Florida, PCR, Refunding (Florida Power Company
                                            --Crystal River):
                A+        A1       13,700    Series A, 6.625% due 1/01/2027                                       14,093
                AAA       Aaa       8,200    Series B, 6.35% due 2/01/2022 (b)                                     8,376

                                            Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (b):
                AAA       Aaa       1,000    6.55% due 10/01/2013                                                  1,047
                AAA       Aaa       5,000    6.60% due 10/01/2022                                                  5,197

                A1+       VMIG1++     500   Dade County, Florida, IDA, Exempt Facilities Revenue Refunding
                                            Bonds (Florida Power and Light Co.), VRDN, 6.10% due 6/01/2021 (g)       500

                AA-       Aa3       2,250   Dade County, Florida, IDA, Solid Waste Disposal Revenue Bonds
                                            (Florida Power and Light Company Project), AMT, 7.15% due
                                            2/01/2023                                                              2,323

                A1+       VMIG1++     200   Dade County, Florida, Water and Sewer System Revenue Bonds,
                                            VRDN, 5% due 10/05/2022 (c)(g)                                           200

                NR*       Aaa       2,700   Duval County, Florida, HFA, S/F Mortgage Revenue Refunding
                                            Bonds, AMT, 6.20% due 4/01/2020 (b)(d)(j)                              2,729

                NR*       Aaa       1,465   Escambia County, Florida, HFA, S/F Mortgage Revenue Bonds
                                            (Multi-County Program), AMT, Series A, 6.90% due 4/01/2020 (d)         1,510

                                            Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                            Bonds, AMT (d):
                AAA       Aaa       5,805    7% due 4/01/2028 (j)                                                  6,110
                NR*       Aaa       3,925    Series A, 7.40% due 10/01/2023 (i)                                    4,012

                BBB       Baa1      7,045   Escambia County, Florida, PCR (Champion International
                                            Corporation Project), AMT, 6.90% due 8/01/2022                         7,158

                NR*       Aaa       1,775   Florida HFA, Home Ownership Revenue Refunding Bonds, AMT,
                                            Series G1, 7.90% due 3/01/2022 (d)                                     1,820

                AAA       Aaa       1,650   Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                            Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)                1,674

                AAA       Aaa       1,155   Florida Ports Financing Commission Revenue Bonds, State
                                            Transportation Trust Fund, AMT, 5.375% due 6/01/2027 (b)               1,054

                                            Florida State Board of Education, Capital Outlay, GO:
                AAA       Aaa       1,000    (Public Education), Series A, 6.10% due 6/01/2004 (f)                 1,050
                AA+       Aa2       1,220    Series A, 6% due 1/01/2014                                            1,272
                AAA       Aaa       5,000    Series C, 5.85% due 6/01/2003 (f)                                     5,175

                AA+       Aa2       3,565   Florida State Board of Education, Capital Outlay, GO, Refunding
                                            (Public Education), Series C, 5.25% due 6/01/2007                      3,601

                AAA       Aaa       1,000   Florida State Board of Education, Lottery Revenue Bonds,
                                            Series A, 6% due 7/01/2014 (c)                                         1,046

                AAA       Aaa       9,000   Florida State Department of Environmental Protection,
                                            Preservation Revenue Bonds, Series A, 5.75% due 7/01/2013 (c)          9,269

                AAA       Aaa       1,000   Florida State, GO (Department of Transportation-Right
                                            of Way), 5.875% due 7/01/2005 (b)(f)                                   1,047

                AA+       Aa2       5,600   Florida State, GO, Refunding (Department of Transportation-
                                            Right of Way), Series A, 5% due 7/01/2028                              4,845

                AAA       Aaa       4,700   Florida State Mid-Bay Bridge Authority Revenue Bonds,
                                            Series A, 5.95% due 10/01/2022 (a)                                     4,735

                AAA       Aaa       5,000   Fort Myers, Florida, Improvement Revenue Refunding Bonds,
                                            Series A, 5% due 12/01/2022 (a)                                        4,402

                AAA       Aaa       4,000   Greater Orlando Aviation Authority, Florida, Orlando Airport
                                            Facilities Revenue Bonds, AMT, Series A, 6.50% due
                                            10/01/2012 (c)                                                         4,189

                A         A         1,500   Hillsborough County, Florida, Capital Improvement Revenue
                                            Refunding Bonds (County Center Project), Second Series,
                                            6.75% due 7/01/2002 (f)                                                1,585

                AAA       Aaa       8,000   Hillsborough County, Florida, Court Facilities Revenue
                                            Bonds, 5.40% due 5/01/2030 (a)                                         7,442

                AAA       Aaa       1,000   Hillsborough County, Florida, IDA, Revenue Refunding
                                            Bonds (Allegany Health System--J. Knox Village), 6.375%
                                            due 12/01/2003 (b)(f)                                                  1,043

                                            Hillsborough County, Florida, Utility Revenue Refunding Bonds:
                BBB+      A3        1,245    Series A, 7% due 8/01/2014                                            1,296
                AAA       Aaa       2,000    Series B, 6.50% due 8/01/2016 (b)                                     2,079
                AAA       Aaa       2,000    Series B, 6.50% due 8/01/2016 (e)                                     2,079

                AA        Aa2       2,000   Jacksonville, Florida, Electric Authority, Revenue
                                            Refunding Bonds (Saint John's River), Issue 2, Series 15,
                                            6% due 10/01/2005                                                      2,091

                AA-       Aa3       4,095   Jacksonville, Florida, Electric Authority, Water and Sewer
                                            Revenue Bonds, Series A, 6% due 10/01/2024                             4,101

                                            Jacksonville, Florida, Health Facilities Authority, Hospital
                                            Revenue Refunding Bonds:
                NR*       VMIG1++   2,100    (Genesis Rehabilitation Hospital), VRDN, 5.85% due
                                             5/01/2021 (g)                                                         2,100
                AA+       NR*       2,000    (Saint Luke's Hospital Association Project), 7.125% due
                                             11/15/2020                                                            2,094

                NR*       Baa2        345   Jacksonville, Florida, Health Facilities Authority, IDR
                                            (National Benevolent--Cypress Village), Series A, 6.125%
                                            due 12/01/2016                                                           307

                A1+       VMIG1++   1,000   Jacksonville, Florida, PCR, Refunding (Florida Power and
                                            Light Co. Project), VRDN, 6.05% due 5/01/2029 (g)                      1,000

                                            Lakeland, Florida, Electric and Water Revenue Refunding
                                            Bonds, Series A (b):
                AAA       Aaa       3,730    5% due 10/01/2028                                                     3,229
                AAA       Aaa       3,500    5% due 10/01/2036                                                     2,974

                AAA       Aaa       3,500   Lakeland, Florida, Hospital System Revenue Bonds (Lakeland
                                            Regional Health System), Series A, 5.50% due 11/15/2026 (b)            3,318

                NR*       Aaa         700   Lee County, Florida, HFA, S/F Mortgage Revenue Bonds
                                            (Multi-County Program), Series A-1, 7.125% due 3/01/2028 (d)(j)          752


MuniYield Florida Fund, April 30, 2000


SCHEDULE OF INVESTMENTS (CONCLUDED)                                                                      (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                               Value
Florida         AAA       Aaa     $ 4,000   Lee County, Florida, Solid Waste System Revenue Bonds, AMT,
(concluded)                                 Series A, 6.50% due 10/01/2013 (b)                                  $  4,156

                AAA       NR*       1,495   Leon County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-
                                            County Program), AMT, Series B, 7.30% due 1/01/2028 (d)(k)             1,608

                NR*       Aaa       2,240   Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                            Sub-Series 2, 7.75% due 5/01/2026 (d)(k)                               2,332

                                            Miami-Dade County, Florida, Educational Facilities Authority
                                            Revenue Bonds (University of Miami), Series A (a):
                AAA       Aaa       2,110    5.75% due 4/01/2011                                                   2,195
                AAA       Aaa       1,750    5.75% due 4/01/2029                                                   1,726

                AAA       Aaa      13,000   Miami-Dade County, Florida, Expressway Authority, Toll System
                                            Revenue Bonds, 6.375% due 7/01/2029 (c)                               13,728

                BBB-      Baa2      2,890   Nassau County, Florida, PCR, Refunding (ITT Rayonier Inc.
                                            Project), 6.20% due 7/01/2015                                          2,763

                                            Orange County, Florida, School Board, COP, Series A (b):
                NR*       Aaa      10,500    5.25% due 8/01/2023                                                   9,592
                NR*       Aaa       2,500    5% due 8/01/2024                                                      2,180

                AAA       Aaa       2,830   Orange County, Florida, Tourist Development Tax Revenue Bonds,
                                            Series B, 4.75% due 10/01/2024 (a)                                     2,370

                AAA       Aaa      11,000   Orlando and Orange County, Florida, Expressway Authority,
                                            Expressway Revenue Refunding Bonds, Junior Lien, 5% due
                                            7/01/2021 (c)                                                          9,750

                AAA       Aaa       3,390   Palm Beach County, Florida, Criminal Justice Facilities
                                            Revenue Bonds, 7.20% due 6/01/2015 (c)                                 3,997

                NR*       Aaa       1,390   Palm Beach County, Florida, HFA, S/F Mortgage Revenue
                                            Refunding Bonds, AMT, Series A, 6.80% due 10/01/2027 (d)(j)            1,448

                AAA       Aaa       6,000   Palm Beach County, Florida, School Board, COP, Series A, 6.25%
                                            due 8/01/2025 (c)                                                      6,235

                AAA       NR*       1,000   Peace River/Manasota, Florida, Regional Water Supply Authority
                                            Revenue Bonds (Peace River Option Project), Series A, 5% due
                                            10/01/2023 (b)                                                           877

                                            Pinellas County, Florida, HFA, S/F Housing Revenue Refunding
                                            Bonds (Multi-County Program), AMT, Series A-1 (d)(j):
                NR*       Aaa       2,060    6.30% due 9/01/2020                                                   2,098
                NR*       Aaa       3,150    6.35% due 9/01/2025                                                   3,207

                A1+       VMIG1++     300   Pinellas County, Florida, Health Facilities Authority, Revenue
                                            Refunding Bonds (Pooled Hospital Loan Program), DATES, 5.50%
                                            due 12/01/2015 (a)(g)                                                    300

                AAA       Aaa       1,200   Port Everglades Authority, Florida, Port Revenue Bonds, 7.125%
                                            due 11/01/2016 (l)                                                     1,374

                AA-       Aa3       1,000   Saint Lucie County, Florida, Solid Waste Disposal Revenue
                                            Bonds (Florida Power and Light Company Project), AMT, 6.70%
                                            due 5/01/2027                                                          1,034

                AA        NR*       1,000   Saint Lucie County, Florida, Special Assessment (South
                                            Hutchinson Island), 6.20% due 11/01/2005 (f)                           1,068

                                            Saint Petersburg, Florida, Health Facilities Authority
                                            Revenue Bonds (b)(f):
                AAA       Aaa       2,000    (Allegany Health System), Series A, 7% due 12/01/2001                 2,098
                AAA       Aaa       1,550    (Allegany Health System--Saint Anthony's), 6.75% due
                                             12/01/2003                                                            1,619

                NR*       Aaa       1,965   Saint Petersburg, Florida, Public Utilities Revenue Bonds,
                                            Series A, 5.375% due 10/01/2024 (e)                                    1,837

                NR*       Aaa      10,000   Sarasota County, Florida, Public Hospital Board, Revenue
                                            Refunding Bonds, RIB, Series 99, 5.545% due 7/01/2028 (b)(h)           9,072

                AAA       Aaa       6,000   Sunrise, Florida, Utility System Revenue Bonds, Series A,
                                            5.75% due 10/01/2006 (a)(f)                                            6,275

                AAA       Aaa       7,145   Tallahassee, Florida, Energy System Revenue Refunding Bonds,
                                            Series A, 4.75% due 10/01/2026 (e)                                     5,952

                AAA       Aaa       8,200   Tampa Bay, Florida, Water Utility System Revenue Bonds,
                                            5.75% due 10/01/2029 (c)                                               8,085

                AAA       Aaa       2,015   Tampa Bay, Florida, Water Utility System, Revenue Refunding
                                            Bonds, Series A, 4.75% due 10/01/2027 (c)                              1,672

                AAA       Aaa       2,500   Tampa, Florida, Sports Authority Revenue Bonds, Sales Tax
                                            Payments (Stadium Project), 5.25% due 1/01/2027 (b)                    2,270

                AAA       Aaa       3,000   Tampa, Florida, Water and Sewer Revenue Refunding Bonds,
                                            Series A, 6.25% due 10/01/2002 (c)(f)                                  3,117

                AAA       Aaa       2,520   Village Center Community Development District, Florida,
                                            Recreational Revenue Refunding Bonds, Series A, 5% due
                                            11/01/2021 (b)                                                         2,212

                AAA       Aaa       5,000   Volusia County, Florida, School Board, COP (Master Lease
                                            Program), 5.50% due 8/01/2024 (e)                                      4,774

Puerto          BBB+      Baa1      1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,
Rico--0.3%                                  Series T, 6% due 7/01/2016                                             1,019

Texas--0.6%                                 Harris County, Texas, Health Facilities Development
                                            Corporation, Hospital Revenue Refunding Bonds (Methodist
                                            Hospital), VRDN (g):
                A1+       NR*       1,200    5.40% due 12/01/2025                                                  1,200
                A1+       NR*         400    5.40% due 12/01/2026                                                    400


                Total Investments (Cost--$276,240)--99.0%                                                        271,984

                Other Assets Less Liabilities--1.0%                                                                2,616
                                                                                                                --------
                Net Assets--100.0%                                                                              $274,600
                                                                                                                ========


             (a)AMBAC Insured.
             (b)MBIA Insured.
             (c)FGIC Insured.
             (d)GNMA Collateralized.
             (e)FSA Insured.
             (f)Prerefunded.
             (g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
             (h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
             (i)FHA Insured.
             (j)FNMA Collateralized.
             (k)FHLMC Collateralized.
             (l)Escrowed to maturity.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.


                See Notes to Financial Statements.



MuniYield Florida Fund, April 30, 2000


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2000
Assets:             Investments, at value (identified cost--$276,239,711)                                   $271,984,172
                    Receivables:
                      Interest                                                             $  3,984,381
                      Securities sold                                                            10,000        3,994,381
                                                                                           ------------
                    Prepaid expenses and other assets                                                              7,745
                                                                                                            ------------
                    Total assets                                                                             275,986,298
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                      759,142
                      Custodian bank                                                            218,746
                      Reorganization costs                                                      172,001
                      Investment adviser                                                        106,369
                      Dividends to shareholders                                                  70,799        1,327,057
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        59,285
                                                                                                            ------------
                    Total liabilities                                                                          1,386,342
                                                                                                            ------------

Net Assets:         Net assets                                                                              $274,599,956
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares authorized):
                      Preferred Shares, par value $.05 per share (3,800 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 95,000,000
                      Common Shares, par value $.10 per share (13,551,880 shares
                      issued and outstanding)                                              $  1,355,188
                    Paid-in capital in excess of par                                        195,047,073
                    Undistributed investment income--net                                      1,387,544
                    Accumulated realized capital losses on investments--net                  (9,790,945)
                    Accumulated distributions in excess of realized capital gains
                    on investments--net                                                      (4,143,365)
                    Unrealized depreciation on investments--net                              (4,255,539)
                                                                                           ------------
                    Total--Equivalent to $13.25 net asset value per Common Share
                    (market price--$11.00)                                                                   179,599,956
                                                                                                            ------------
                    Total capital                                                                           $274,599,956
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2000
Investment          Interest and amortization of premium and discount earned                                $  6,091,409
Income:

Expenses:           Investment advisory fees                                               $    530,000
                    Reorganization expense                                                      277,489
                    Commission fees                                                             101,868
                    Professional fees                                                            36,897
                    Transfer agent fees                                                          29,991
                    Accounting services                                                          29,791
                    Printing and shareholder reports                                             18,590
                    Custodian fees                                                                8,681
                    Listing fees                                                                  8,146
                    Trustees' fees and expenses                                                   5,332
                    Pricing fees                                                                  4,026
                    Other                                                                         7,970
                                                                                           ------------
                    Total expenses                                                                             1,058,781
                                                                                                            ------------
                    Investment income--net                                                                     5,032,628
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (2,343,747)
Unrealized          Change in unrealized depreciation on investments--net                                      4,128,428
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  6,817,309
                                                                                                            ============

                    See Notes to Financial Statements.


MuniYield Florida Fund, April 30, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six         For the
                                                                                          Months Ended       Year Ended
                                                                                           April 30,        October 31,
                    Increase (Decrease) in Net Assets:                                        2000             1999
Operations:         Investment income--net                                                 $  5,032,628     $  7,875,848
                    Realized loss on investments--net                                        (2,343,747)      (2,918,975)
                    Change in unrealized appreciation/depreciation on investments--net        4,128,428      (12,289,488)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations           6,817,309       (7,332,615)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (3,651,076)      (6,647,197)
Shareholders:         Preferred Shares                                                       (1,338,134)      (1,292,082)
                    In excess of realized gain on investments--net:
                      Common Shares                                                                  --       (3,415,385)
                      Preferred Shares                                                               --         (727,980)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (4,989,210)     (12,082,644)
                                                                                           ------------     ------------

Capital Share       Proceeds from issuance of Common Shares resulting from
Transactions:       reorganization                                                           71,721,673               --
                    Proceeds from issuance of Preferred Shares resulting from
                    reorganization                                                           40,000,000               --
                    Value of shares issued to Common Shareholders in reinvestment
                    of dividends and distributions                                                   --        1,010,683
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital share
                    transactions                                                            111,721,673        1,010,683
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 113,549,772      (18,404,576)
                    Beginning of period                                                     161,050,184      179,454,760
                                                                                           ------------     ------------
                    End of period*                                                         $274,599,956     $161,050,184
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,387,544     $  1,344,126
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                  April 30,        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                             2000        1999       1998        1997       1996
Per Share           Net asset value, beginning of period          $   13.27  $   15.70  $   15.59  $   15.23   $   15.07
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .43        .98       1.10       1.13        1.13
                    Realized and unrealized gain (loss) on
                    investments--net                                    .05      (1.90)       .34        .41         .17
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .48       (.92)      1.44       1.54        1.30
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions to
                    Common Shareholders:
                      Investment income--net                           (.38)      (.83)      (.86)      (.89)       (.90)
                      Realized gain on investments--net                  --         --       (.22)      (.04)         --
                      In excess of realized gain on
                      investments--net                                   --       (.43)        --         --          --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions to
                    Common Shareholders                                (.38)     (1.26)     (1.08)      (.93)       (.90)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Effect of Preferred Share activity:++++
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                         (.12)      (.16)      (.19)      (.24)       (.24)
                        Realized gain on investments--net                --         --       (.06)      (.01)         --
                        In excess of realized gain on
                        investments--net                                 --       (.09)        --         --          --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total effect of Preferred Share activity           (.12)      (.25)      (.25)      (.25)       (.24)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   13.25  $   13.27  $   15.70  $   15.59   $   15.23
                                                                  =========  =========  =========  =========   =========
                    Market price per share, end of period         $   11.00  $   11.75  $   16.00  $   15.50   $   14.50
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on market price per share                  (3.25%)+  (19.96%)    10.66%     13.76%      15.29%
Return:**                                                         =========  =========  =========  =========   =========
                    Based on net asset value per share                3.19%+++  (7.88%)     7.96%      8.93%       7.47%
                                                                  =========  =========  =========  =========   =========

Ratios Based on     Total expenses, excluding reorganization
Average Net         expenses***                                       1.12%*     1.12%      1.04%      1.09%       1.08%
Assets of                                                         =========  =========  =========  =========   =========
Common Shares:      Total expenses***                                 1.29%*     1.12%      1.04%      1.09%       1.08%
                                                                  =========  =========  =========  =========   =========
                    Total investment income--net***                   7.46%*     6.73%      7.09%      7.32%       7.46%
                                                                  =========  =========  =========  =========   =========
                    Amount of dividends to Preferred
                    Shareholders                                      1.92%*     1.10%      1.25%      1.50%       1.61%
                                                                  =========  =========  =========  =========   =========
                    Investment income--net, to Common
                    Shareholders                                      5.54%*     5.63%      5.84%      5.82%       5.85%
                                                                  =========  =========  =========  =========   =========

Ratios Based on     Total expenses, excluding reorganization
Total Average Net   expenses                                           .74%*      .76%       .72%       .75%        .74%
Assets:***++                                                      =========  =========  =========  =========   =========
                    Total expenses                                     .85%*      .76%       .72%       .75%        .74%
                                                                  =========  =========  =========  =========   =========
                    Total investment income--net                      4.89%*     4.58%      4.90%      5.04%       5.11%
                                                                  =========  =========  =========  =========   =========

Ratios Based on     Dividends to Preferred Shareholders               3.65%*     2.36%      2.78%      3.30%       3.48%
Average Net                                                       =========  =========  =========  =========   =========
Assets of
Preferred
Shares:

Supplemental        Net assets, net of Preferred Shares, end
Data:               of period (in thousands)                      $ 179,600  $ 106,050  $ 124,455  $ 122,731   $ 119,704
                                                                  =========  =========  =========  =========   =========
                    Preferred Shares outstanding, end of
                    period (in thousands)                         $  95,000  $  55,000  $  55,000  $  55,000   $  55,000
                                                                  =========  =========  =========  =========   =========
                    Portfolio turnover                               23.79%     97.73%     92.25%    107.09%     119.29%
                                                                  =========  =========  =========  =========   =========

Leverage:           Asset coverage per $1,000                     $   2,891  $   2,928  $   3,263  $   3,231   $   3,176
                                                                  =========  =========  =========  =========   =========

Dividends           Series A--Investment income--net              $     453  $     587  $     696  $     826   $     869
Per Share on                                                      =========  =========  =========  =========   =========
Preferred Shares    Series B--Investment income--net              $     213         --         --         --          --
Outstanding:                                                      =========  =========  =========  =========   =========



                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Includes Common and Preferred Shares average net assets.
                ++++The Fund's Preferred Shares were issued on April 10, 1992
                    (Series A) and February 7, 2000 (Series B).
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


MuniYield Florida Fund, April 30, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MYF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Custodian bank--The Portfolio recorded an amount payable to the custodian bank as a result of the stated overdrawn balance. This overdrawn balance was due to an unpaid corporate event.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $64,467,532 and $47,704,731, respectively.

Net realized losses for the six months ended April 30, 2000 and net unrealized losses as of April 30, 2000 were as follows:


                                    Realized      Unrealized
                                     Losses         Losses

Long-term investments            $ (1,974,299)   $(4,255,539)
Financial futures contracts          (369,448)            --
                                 ------------    -----------
Total                            $ (2,343,747)   $(4,255,539)
                                 ============    ===========



As of April 30, 2000, unrealized depreciation for Federal income tax purposes aggregated $4,255,539, of which $3,911,110 related to appreciated securities and $8,166,649 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $276,239,711.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 2000, increased by 5,558,038 as a result of issuance of Common Shares from reorganization. Shares issued and outstanding during the year ended October 31, 1999 increased by 65,627 as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect April 30, 2000 were as follows: Series A, 4.35% and Series B, 4.20%.

Shares issued and outstanding during the six months ended April 30, 2000, increased by 1,600 as a result of issuance of Preferred Shares from reorganization. Shares issued and outstanding during the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $50,612 as commissions.

5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $3,642,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.



MuniYield Florida Fund, April 30, 2000



NOTES TO FINANCIAL STATEMENTS (concluded)

6. Reorganization Plan:
On February 7, 2000, the Fund acquired all of the net assets of MuniVest Florida Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 5,988,782 Common Shares and 1,600 AMPS of MuniVest Florida Fund for 5,558,038 Common Shares and 1,600 AMPS of the Fund. MuniVest Florida Fund's net assets on that date of $111,721,673, including $5,378,970 of unrealized depreciation and $6,844,963 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $269,875,223.

7. Subsequent Event:
On May 5, 2000, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.064290 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:
                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    78.2%
AA/Aa                                       8.2
A/A                                         6.2
BBB/Baa                                     4.1
Other*                                      2.3

*Temporary investments in short-term municipal securities.



MuniYield Florida Fund, April 30, 2000


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286
Preferred Shares:
The Bank of New York
100Church Street
New York, NY 10286

NYSE Symbol
MYF



Robert R. Martin, Trustee of MuniYield Florida Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Martin well in his retirement.